EXHIBIT 1.3

SUBSCRIPTION AGREEMENT

To Reed’s, Inc.:

Please issue shares of Reed’s, Inc.’s common stock in the amounts and name(s) shown below. The signature(s) affixed below acknowledge(s) that I/we have received the Prospectus dated May __, 2005.

I/we further current residence in the state of _______________ and that the broker dealer through whom I am making this purchase is Brookstreet Securities Corporation. I/we understand that Reed’s Inc. and Brookstreet Securities Corporation will be relying on the above representations by me/us.

This subscription represents my authorization to apply for payment of this subscription, the cash equivalent balance present on account in my/our name(s) at Brookstreet Securities Corporation.

Please apply $______________ as payment for _____________ shares at $4.00; Total $____________* and Register the shares in the following name(s) and amount(s):

(Please Print)

Name(s): ____________________________________ ___________________________________
Number of share(s): ________________

As: (check one)
☐Individual  ☐Joint Tenancy  ☐Husband & Wife as community property
☐Tenants in Common ☐Corporation ☐Trust ☐Other: ___________

For the person(s) who will be registered shareowners:
Mailing Address (P.O. Box not acceptable):____________________________________________
City:_________________________________ State/Province:_______ Zip/Post Code:__________
Home Phone: ____________________________ Work Phone: ____________________________

Social Security or Taxpayer ID Number(s): __________________   _________________

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No Subscription is effective until accepted by the underwriter and the issuer. The undersigned understands that this subscription may be accepted or rejected in whole or in part by Brookstreet Securities Corporation and Reed’s, Inc. in their sole discretion and that this subscription is and shall be irrevocable unless Brookstreet Securities Corporation and Reed’s, Inc. for any reason reject this subscription.

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_________________________________  _____________________
Subscriber Signature     Date

_________________________________   _____________________
Subscriber Signature     Date

Subscription Accepted by Brookstreet Securities Corporation:

__________________________________    _____________________
Brookstreet Securities Corp. Allotment Agent  Date

Subscription Accepted by Reed’s, Inc.:

_______________________             _____________________
Attorney In Fact             Date